Exhibit 99.2

FREDDIE MAC FIRST QUARTER 2009 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

TABLE OF CONTENTS

Table	GAAP Financial Statements	Page

	Consolidated Statements of Operations	2
	Consolidated Balance Sheets	3
	Consolidated Statements of Equity (Deficit)	4

	GAAP Financial Results

1A	Net Interest Yield Analysis	5
1B	Net Interest Income	6
2	Non-Interest Income (Loss)	7
3	Management and Guarantee Income & Related Information	8
4	Derivatives Not in Hedge Accounting Relationships	9
5	Non-Interest Expense	10
6	Credit Quality Indicators	11
7	Single-Family Non-Credit-Enhanced Delinquency and Foreclosure Activity by Region	12
8	Real Estate Owned (REO) Activity	13

FREDDIE MAC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

		Three Months Ended March 31,
Line:		2009	2008
		(dollars in millions, except
		share-related amounts)
	Interest income
1	Investments in securities	$8,971	$8,446
2	Mortgage loans	1,580	1,243
3	Other	94	207

4	Total interest income	10,645	9,896

	Interest expense
5	Short-term debt	(1,122)	(2,044)
6	Long-term debt	(5,364)	(6,725)

7	Total interest expense	(6,486)	(8,769)
8	Expense related to derivatives	(300)	(329)

9	Net interest income	3,859	798

	Non-interest income (loss)
10	Management and guarantee income (includes interest on guarantee asset of $249 and $215, respectively)	780	789
11	Gains (losses) on guarantee asset	(156)	(1,394)
12	Income on guarantee obligation	910	1,169
13	Derivative gains (losses)	181	(245)
14	Gains (losses) on investment activity	(4,944)	1,219
15	Gains (losses) on debt recorded at fair value	467	(1,385)
16	Gains (losses) on debt retirement	(104)	305
17	Recoveries on loans impaired upon purchase	50	226
18	Low-income housing tax credit partnerships	(106)	(117)
19	Trust management income (expense)	(207)	3
20	Other income	41	44

21	Non-interest income (loss)	(3,088)	614

	Non-interest expense
22	Salaries and employee benefits	(207)	(231)
23	Professional services	(60)	(72)
24	Occupancy expense	(18)	(15)
25	Other administrative expenses	(87)	(79)

26	Total administrative expenses	(372)	(397)
27	Provision for credit losses	(8,791)	(1,240)
28	Real estate owned operations expense	(306)	(208)
29	Losses on loans purchased	(2,012)	(51)
30	Other expenses	(78)	(87)

31	Non-interest expense	(11,559)	(1,983)

32	Loss before income tax benefit	(10,788)	(571)
33	Income tax benefit	937	422

34	Net loss	$(9,851)	$(149)
35	Less: net (income) attributable to noncontrolling interest	—	(2)

36	Net loss attributable to Freddie Mac	$(9,851)	$(151)

37	Preferred stock dividends	(378)	(272)
38	Amount allocated to participating security option holders	—	(1)

39	Net loss attributable to common stockholders	$(10,229)	$(424)

	Loss per common share:
40	Basic	$(3.14)	$(0.66)
41	Diluted	$(3.14)	$(0.66)
	Weighted average common shares outstanding (in thousands):
42	Basic	3,255,718	646,338
43	Diluted	3,255,718	646,338
44	Dividends per common share	$0.00	$0.25

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS
(unaudited)

		March 31,	December 31,
Line:		2009	2008
		(dollars in millions, except
		share-related amounts)
	Assets
1	Cash and cash equivalents	$53,754	$45,326
2	Restricted cash	1,345	953
3	Federal funds sold and securities purchased under agreements to resell	34,050	10,150

	Investments in securities:
4	Available-for-sale, at fair value (includes $20,552 and $21,302, respectively, pledged as collateral that may be repledged)	438,157	458,898
5	Trading, at fair value	264,044	190,361

6	Total investments in securities	702,201	649,259
	Mortgage loans:
7	Held-for-sale, at lower-of-cost-or-fair-value (except $636 and $401 at fair value, respectively)	24,033	16,247
8	Held-for-investment, at amortized cost (net of allowances for loan losses of $840 and $690, respectively)	96,047	91,344

9	Total mortgage loans, net	120,080	107,591
10	Accounts and other receivables, net	6,047	6,337
11	Derivative assets, net	666	955
12	Guarantee asset, at fair value	5,026	4,847
13	Real estate owned, net	2,948	3,255
14	Deferred tax assets, net	13,282	15,351
15	Low-income housing tax credit partnerships equity investments	4,043	4,145
16	Other assets	3,508	2,794

17	Total assets	$946,950	$850,963

	Liabilities and equity (deficit)

	Liabilities
18	Accrued interest payable	$4,892	$6,504

	Debt, net:
19	Short-term debt (includes $1,563 and $1,638 at fair value, respectively)	453,312	435,114
20	Long-term debt (includes $11,348 and $11,740 at fair value, respectively)	456,199	407,907

21	Total debt, net	909,511	843,021
22	Guarantee obligation	11,759	12,098
23	Derivative liabilities, net	1,478	2,277
24	Reserve for guarantee losses on Participation Certificates	21,838	14,928
25	Other liabilities	3,480	2,769

26	Total liabilities	952,958	881,597

27	Commitments and contingencies

	Equity (deficit)

	Freddie Mac stockholders’ equity (deficit)
28	Senior preferred stock, at redemption value	45,600	14,800
29	Preferred stock, at redemption value	14,109	14,109
30	Common stock, $0.00 par value, 4,000,000,000 shares authorized, 725,863,886 shares issued and 648,183,066 shares and 647,260,293 shares outstanding, respectively	—	—
31	Additional paid-in capital	—	19
32	Retained earnings (accumulated deficit)	(33,477)	(23,191)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
33	Available-for-sale securities	(24,666)	(28,510)
34	Cash flow hedge relationships	(3,470)	(3,678)
35	Defined benefit plans	(167)	(169)

36	Total AOCI, net of taxes	(28,303)	(32,357)
37	Treasury stock, at cost, 77,680,820 shares and 78,603,593 shares, respectively	(4,033)	(4,111)

38	Total Freddie Mac stockholders’ equity (deficit)	(6,104)	(30,731)
39	Noncontrolling interest	96	97

40	Total equity (deficit)	(6,008)	(30,634)

41	Total liabilities and equity (deficit)	$946,950	$850,963

FREDDIE MAC
CONSOLIDATED STATEMENTS OF EQUITY (DEFICIT)
(unaudited)

		Three Months Ended March 31,
		2009		2008
Line:		Shares	Amount	Shares	Amount
		(in millions)
	Senior preferred stock, at redemption value
1	Balance, beginning of year	1	$14,800	—	$—
2	Increase in liquidation preference	—	30,800	—	—

3	Senior preferred stock, end of period	1	45,600	—	—

	Preferred stock, at redemption value
4	Balance, beginning of year	464	14,109	464	14,109

5	Preferred stock, end of period	464	14,109	464	14,109

	Common stock, at par value
6	Balance, beginning of year	726	—	726	152

7	Common stock, end of period	726	—	726	152

	Additional paid-in capital
8	Balance, beginning of year		19		871
9	Stock-based compensation		17		25
10	Income tax benefit from stock-based compensation		(22)		(7)
11	Common stock issuances		(77)		(34)
12	Real Estate Investment Trust preferred stock repurchase		—		2
13	Transfer from retained earnings (accumulated deficit)		63		—

14	Additional paid-in capital, end of period		—		857

	Retained earnings (accumulated deficit)
15	Balance, beginning of year		(23,191)		26,909
16	Cumulative effect of change in accounting principle, net of taxes		—		1,023

17	Balance, beginning of year, as adjusted		(23,191)		27,932
18	Net loss attributable to Freddie Mac		(9,851)		(151)
19	Senior preferred stock dividends declared		(370)		—
20	Preferred stock dividends declared		—		(272)
21	Common stock dividends declared		—		(162)
22	Dividend equivalent payments on expired stock options		(2)		(2)
23	Transfer to additional paid-in capital		(63)		—

24	Retained earnings (accumulated deficit), end of period		(33,477)		27,345

	AOCI, net of taxes
25	Balance, beginning of year		(32,357)		(11,143)
26	Cumulative effect of change in accounting principle, net of taxes		—		(850)

27	Balance, beginning of year, as adjusted		(32,357)		(11,993)
28	Changes in unrealized gains (losses) related to available-for-sale securities, net of reclassification adjustments		3,844		(10,467)
29	Changes in unrealized gains (losses) related to cash flow hedge relationships, net of reclassification adjustments		208		163
30	Changes in defined benefit plans		2		1

31	AOCI, net of taxes, end of period		(28,303)		(22,296)

	Treasury stock, at cost
32	Balance, beginning of year	79	(4,111)	80	(4,174)
33	Common stock issuances	(1)	78	(1)	31

34	Treasury stock, end of period	78	(4,033)	79	(4,143)

	Noncontrolling interest
35	Balance, beginning of year		97		181
36	Net income (loss) attributable to noncontrolling interest		—		2
37	Real Estate Investment Trusts preferred stock repurchase		—		(43)
38	Dividends and other		(1)		(4)

39	Noncontrolling interest, end of period		96		136

40	Total equity (deficit)		$(6,008)		$16,160

	Comprehensive income (loss)
41	Net loss		$(9,851)		$(149)
42	Changes in other comprehensive income (loss), net of taxes, net of reclassification adjustments		4,054		(10,303)

43	Comprehensive income (loss)		(5,797)		(10,452)
44	Less: Comprehensive (income) loss attributable to noncontrolling interest		—		(2)

45	Total comprehensive income (loss) attributable to Freddie Mac		$(5,797)		$(10,454)

FREDDIE MAC
NET INTEREST YIELD ANALYSIS
TABLE 1A
(unaudited)
(dollars in millions)

Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009
	Net Interest Income:

1	Net interest income	$798	$1,529	$1,844	$2,625	$3,859
2	Fully taxable-equivalent adjustments(1)	107	105	98	94	102

3	Net interest income (fully taxable-equivalent basis)	$905	$1,634	$1,942	$2,719	$3,961

	Average Balances:

4	Mortgage loans(2)	$84,291	$89,813	$95,174	$105,316	$118,555
5	Mortgage-related securities(3)	628,721	664,727	676,197	677,379	698,464

6	Total mortgage-related investments portfolio	713,012	754,540	771,371	782,695	817,019
7	Non-mortgage-related securities(3)	30,565	26,935	11,658	9,869	11,197
8	Cash and cash equivalents	8,891	27,126	35,735	40,799	49,932
9	Federal funds sold and securities purchased under agreements to resell	14,435	20,660	29,379	27,599	33,605

10	Total interest-earning assets	766,903	829,261	848,143	860,962	911,753
11	Short-term debt	204,650	240,119	241,150	292,357	362,566
12	Long-term debt	538,295	569,443	589,377	547,931	521,151

13	Total interest-bearing liabilities	742,945	809,562	830,527	840,288	883,717
14	Net non-interest-bearing funding	23,958	19,699	17,616	20,674	28,036

15	Total funding of interest-earning assets	$766,903	$829,261	$848,143	$860,962	$911,753

	Yield/Cost:

16	Mortgage loans	5.90%	5.88%	5.72%	5.49%	5.33%
17	Mortgage-related securities	5.17	5.04	5.08	5.41	5.02
18	Total mortgage-related investments portfolio	5.26	5.14	5.16	5.42	5.06
19	Non-mortgage-related securities	4.10	3.31	4.40	5.67	7.53
20	Cash and cash equivalents	3.90	2.60	2.51	1.17	0.61
21	Federal funds sold and securities purchased under agreements to resell	3.31	2.29	2.18	0.36	0.22
22	Yield on total interest-earning assets	5.16	4.93	4.93	5.06	4.67
23	Short-term debt	(3.95)	(2.70)	(2.38)	(2.21)	(1.24)
24	Long-term debt	(4.99)	(4.71)	(4.60)	(4.59)	(4.12)
25	Cost of interest-bearing liabilities	(4.70)	(4.11)	(3.96)	(3.76)	(2.94)
26	Expense related to derivatives	(0.18)	(0.17)	(0.18)	(0.15)	(0.13)
27	Impact of net non-interest-bearing funding	0.15	0.10	0.09	0.09	0.09
28	Total funding of interest-earning assets	(4.73)	(4.18)	(4.05)	(3.82)	(2.98)
29	Net interest yield	0.43	0.75	0.88	1.24	1.69
30	Fully taxable-equivalent adjustments(1)	0.05	0.05	0.05	0.04	0.05
31	Net interest yield (fully taxable-equivalent basis)	0.48%	0.80%	0.93%	1.28%	1.74%

(1)	The determination of net interest income/yield (fully taxable-equivalent basis), which reflects fully taxable-equivalent adjustments to interest income, involves the conversion of tax-exempt sources of interest income to the equivalent amounts of interest income that would be necessary to derive the same net return if the investments had been subject to income taxes using our federal statutory tax rate of 35%.
(2)	Non-performing loans, where interest income is recognized when collected, are included in average balances.
(3)	For securities, we calculate average balances based on their unpaid principal balance plus their associated deferred fees and costs (e.g., premiums and discounts), but exclude the effects of mark-to-fair-value changes.

FREDDIE MAC
NET INTEREST INCOME
TABLE 1B
(unaudited)
(dollars in millions)

Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009
	Net Interest Income:
1	Contractual amounts of net interest income	$1,511	$2,267	$2,529	$2,694	$4,212
	Amortization income (expense), net:(1)
2	Accretion of impairments on available-for-sale securities(2)	—	—	81	470	715
3	Asset-related amortization	(58)	(90)	(135)	24	(551)
4	Long-term debt-related amortization	(326)	(305)	(269)	(248)	(217)

5	Total amortization income (expense), net	(384)	(395)	(323)	246	(53)
	Expense related to derivatives:
6	Amortization of deferred balances in AOCI(3)	(327)	(307)	(308)	(315)	(300)
	Accrual of periodic settlements of derivatives:(4)
7	Pay-fixed swaps	(2)	(36)	(54)	—	—

8	Total accrual of periodic settlements of derivatives	(2)	(36)	(54)	—	—

9	Total expense related to derivatives	(329)	(343)	(362)	(315)	(300)

10	Net interest income	798	1,529	1,844	2,625	3,859
11	Fully taxable-equivalent adjustments	107	105	98	94	102

12	Net interest income (fully taxable-equivalent basis)	$905	$1,634	$1,942	$2,719	$3,961

(1)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(2)	We estimate that the future expected principal and interest shortfall on impaired available-for-sale securities will be significantly less than the probable impairment loss required to be recorded under GAAP, as we expect these shortfalls to be less than the recent fair value declines. The portion of the impairment charges associated with these expected recoveries is recognized as net interest income in future periods.
(3)	Represents changes in fair value of derivatives in cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt and mortgage purchase transactions affect earnings.
(4)	Reflects the accrual of periodic cash settlements of all derivatives in qualifying hedge accounting relationships.

FREDDIE MAC
NON-INTEREST INCOME (LOSS)
TABLE 2
(unaudited)
(dollars in millions)

Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009
	Non-Interest Income (Loss):
1	Management and guarantee income	$789	$757	$832	$992	$780
2	Gains (losses) on guarantee asset	(1,394)	1,114	(1,722)	(5,089)	(156)
3	Income on guarantee obligation	1,169	769	783	2,105	910
	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):(1)
4	Foreign-currency swaps gains (losses)	1,237	(48)	(1,578)	(195)	(573)
5	Receive-fixed swaps — foreign-currency denominated gains (losses)	193	(490)	228	558	187
6	U.S. dollar denominated derivatives gains (losses)	(1,330)	1,020	(1,448)	(11,806)	1,302
7	Accrual of periodic settlements	(345)	(367)	(282)	(301)	(735)

8	Total derivative gains (losses)	(245)	115	(3,080)	(11,744)	181
	Gains (losses) on investment activity:
9	Gains (losses) on trading securities	971	(2,279)	(932)	3,195	2,131
10	Gains (losses) on sale of mortgage loans	71	(5)	31	20	151
11	Gains (losses) on sale of available-for-sale securities	215	38	287	6	51
12	Impairments on available-for-sale securities	(71)	(1,040)	(9,106)	(7,465)	(7,130)
13	Lower-of-cost-or-fair-value adjustments	33	(41)	(20)	(2)	(129)
14	Gains (losses) on mortgage loans elected at fair value	—	—	(7)	(7)	(18)

15	Total gains (losses) on investment activity	1,219	(3,327)	(9,747)	(4,253)	(4,944)
	Gains (losses) on debt recorded at fair value:(1)
16	Translation gains (losses)	(1,214)	88	1,665	171	580
17	Market value adjustments	(171)	481	(165)	(449)	(113)

18	Total gains (losses) on debt recorded at fair value	(1,385)	569	1,500	(278)	467
19	Gains (losses) on debt retirement	305	(29)	36	(103)	(104)
20	Recoveries on loans impaired upon purchase	226	121	91	57	50
21	Low-income housing tax credit partnerships	(117)	(108)	(121)	(107)	(106)
22	Trust management income (expense)	3	(19)	4	(58)	(207)
23	Other income	44	94	21	36	41

24	Total non-interest income (loss)	$614	$56	$(11,403)	$(18,442)	$(3,088)

(1)	We adopted Statement of Financial Accounting Standards, or SFAS, No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115,” on January 1, 2008. We initially elected the fair value option for our foreign-currency denominated debt. Due to this election, foreign currency exposure is a component of gains (losses) on debt recorded at fair value. We use a combination of foreign-currency swaps and foreign-currency denominated receive-fixed swaps to hedge the changes in fair value of our foreign-currency denominated debt related to fluctuations in exchange rates and interest rates.

FREDDIE MAC
MANAGEMENT AND GUARANTEE INCOME & RELATED INFORMATION
TABLE 3
(unaudited)
(dollars in millions)

Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009

	Management and Guarantee Income:

1	Contractual management and guarantee fees	$757	$778	$796	$793	$782
2	Amortization of deferred fees included in other liabilities(1)	32	(21)	36	199	(2)

3	Total management and guarantee income	$789	$757	$832	$992	$780

4	Contractual management and guarantee fees	17.4 bp	17.5 bp	17.6 bp	17.5 bp	17.4 bp
5	Amortization of deferred fees included in other liabilities	0.8	(0.5)	0.8	4.4	0.0

6	Total management and guarantee income	18.2 bp	17.0 bp	18.4 bp	21.9 bp	17.4 bp

7	Unamortized balance of deferred fees included in other liabilities, at period end(1)	$379	$403	$371	$176	$181

	Gains (Losses) on Guarantee Asset:

8	Contractual management and guarantee fees	$(689)	$(720)	$(730)	$(732)	$(733)
9	Portion related to imputed interest income	215	243	299	364	249

10	Return of investment on guarantee asset	(474)	(477)	(431)	(368)	(484)
11	Change in fair value of management and guarantee fees	(920)	1,591	(1,291)	(4,721)	328

12	Gains (losses) on guarantee asset	$(1,394)	$1,114	$(1,722)	$(5,089)	$(156)

	Changes in Guarantee Assets:

13	Beginning balance	$9,591	$9,134	$11,019	$9,679	$4,847
14	Additions	937	858	382	262	339
15	Other	—	(87)	—	(5)	(4)
16	Gains (losses) on guarantee asset	(1,394)	1,114	(1,722)	(5,089)	(156)

17	Ending balance	$9,134	$11,019	$9,679	$4,847	$5,026

	Changes in Guarantee Obligation:

18	Beginning balance	$13,712	$13,669	$14,022	$13,874	$12,098
19	Deferred guarantee income of newly-issued guarantees	1,132	1,255	638	341	584
20	Other(2)	(6)	(133)	(3)	(12)	(13)
21	Income on guarantee obligation	(1,169)	(769)	(783)	(2,105)	(910)

22	Ending balance	$13,669	$14,022	$13,874	$12,098	$11,759

(1)	Amortization of deferred fees for guarantees issued after 2002 is recorded in income on guarantee obligation.
(2)	Represents (a) portions of the guarantee obligation that correspond to incurred credit losses reclassified to reserve for guarantee losses on PCs, and (b) reductions associated with the extinguishment of our previously issued long-term credit guarantees upon conversion into either PCs or Structured Transactions.

FREDDIE MAC
DERIVATIVES NOT IN HEDGE ACCOUNTING RELATIONSHIPS
TABLE 4
(unaudited)
(dollars in millions)

Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009
	Derivative Gains (Losses):
	Interest-rate swaps:
	Receive-fixed swaps
1	Foreign-currency denominated	$193	$(490)	$228	$558	$187
2	U.S. dollar denominated	9,503	(7,204)	2,101	25,332	(1,803)

3	Total receive-fixed swaps	9,696	(7,694)	2,329	25,890	(1,616)
4	Pay-fixed swaps	(15,133)	11,259	(5,296)	(49,125)	6,705
5	Basis (floating to floating)	2	(23)	(54)	184	1

6	Total interest-rate swaps	(5,435)	3,542	(3,021)	(23,051)	5,090
	Option-based:
	Call swaptions
7	Purchased	3,240	(2,542)	1,824	14,720	(3,387)
8	Written	(6)	27	(7)	—	117
	Put swaptions
9	Purchased	(125)	72	22	(1,064)	45
10	Written	3	(93)	154	92	13
11	Other option-based derivatives(1)	24	(88)	95	732	25

12	Total option-based	3,136	(2,624)	2,088	14,480	(3,187)
13	Futures	647	(154)	(534)	(2,033)	28
14	Foreign-currency swaps(2)	1,237	(48)	(1,578)	(195)	(573)
15	Forward purchase and sale commitments	511	(243)	280	(660)	(412)
16	Credit derivatives	4	10	(2)	15	1
17	Swap guarantee derivatives	—	(1)	(4)	1	(31)
18	Other(3)	—	—	(27)	—	—

19	Subtotal	100	482	(2,798)	(11,443)	916
	Accrual of periodic settlements:
20	Receive-fixed interest-rate swaps(4)	73	648	753	454	1,088
21	Pay-fixed interest-rate swaps	(477)	(1,118)	(1,128)	(759)	(1,942)
22	Foreign-currency swaps	57	101	105	56	49
23	Other	2	2	(12)	(52)	70

24	Total accrual of periodic settlements	(345)	(367)	(282)	(301)	(735)

25	Total	$(245)	$115	$(3,080)	$(11,744)	$181

(1)	Primarily represents purchased interest rate caps and floors, as well as certain written options, including guarantees of stated final maturity of issued Structured Securities and written call options on PCs we issued.
(2)	Foreign-currency swaps are defined as swaps in which the net settlement is based on one leg calculated in a foreign-currency and the other leg calculated in U.S. dollars.
(3)	Related to the bankruptcy of Lehman Brothers Holdings, Inc. for the third quarter of 2008.
(4)	Includes imputed interest on zero-coupon swaps.

FREDDIE MAC
NON-INTEREST EXPENSE
TABLE 5
(unaudited)
(dollars in millions)

Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009
	Non-Interest Expense:
	Administrative expenses:
1	Salaries and employee benefits	$231	$241	$133	$223	$207
2	Professional services	72	55	61	74	60
3	Occupancy expense	15	18	16	18	18
4	Other administrative expenses	79	90	98	81	87

5	Total administrative expenses	397	404	308	396	372

6	Provision for credit losses	1,240	2,537	5,702	6,953	8,791
7	Real estate owned, or REO, operations expense	208	265	333	291	306
8	Losses on loans purchased	51	120	252	1,211	2,012
9	Securities administrator loss on investment activity(1)	—	—	1,082	—	—
10	Other expenses	87	108	89	151	78

11	Total non-interest expense	$1,983	$3,434	$7,766	$9,002	$11,559

(1)	In accordance with PC trust agreements, we manage the funds of the securitization trusts created for administration of remittances on our PCs. To the extent there is an investment loss related to these funds, we, as the administrator, make up the shortfall. We recognized losses during the third quarter of 2008 on loans made to Lehman Brothers Holdings, Inc., on the trusts’ behalf.

FREDDIE MAC
CREDIT QUALITY INDICATORS
TABLE 6
(unaudited)
(dollars in millions)

Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009

	Credit Enhancements:

1	Credit-enhanced percentage of new business purchases	25%	19%	23%	16%	8%
2	Credit-enhanced percentage of total mortgage portfolio(1) (period end)	17%	18%	18%	18%	17%

	Delinquencies (at period end):(2)(3)

	Single-family:
	Non-credit-enhanced portfolio
3	Delinquency rate	0.54%	0.67%	0.87%	1.26%	1.73%
4	Total number of delinquent loans	54,923	68,080	88,786	127,569	174,350
	Credit-enhanced portfolio
5	Delinquency rate	1.81%	2.10%	2.75%	3.79%	4.85%
6	Total number of delinquent loans	39,942	47,216	62,729	85,719	107,427
	Total single-family portfolio
7	Delinquency rate	0.77%	0.93%	1.22%	1.72%	2.29%
8	Total number of delinquent loans	94,865	115,296	151,515	213,288	281,777
	Multifamily:
9	Delinquency rate	0.01%	0.04%	0.01%	0.01%	0.09%
10	Net carrying value of delinquent loans	$7	$34	$12	$12	$81

	Foreclosure alternatives(3)(4) (number of units):

11	Repayment plans	12,387	10,691	10,270	8,714	10,459
12	Loan modifications	4,246	4,687	8,456	17,695	24,623
13	Forbearance agreements	817	785	828	1,762	1,853
14	Pre-foreclosure sales	831	1,252	1,911	2,375	3,093

15	Total foreclosure alternatives	18,281	17,415	21,465	30,546	40,028

	Non-performing assets(3)(5) (at period end):

16	Non-performing mortgage loans	$20,535	$25,287	$32,671	$45,130	$60,897
17	REO assets, net	2,214	2,580	3,224	3,255	2,948

18	Total non-performing assets	$22,749	$27,867	$35,895	$48,385	$63,845

	REO Operations Expense:

19	Single-family	$(208)	$(265)	$(333)	$(291)	$(306)
20	Multifamily	—	—	—	—	—

21	Total	$(208)	$(265)	$(333)	$(291)	$(306)

	Loan Loss Reserves:(6)

22	Beginning balance	$2,822	$3,872	$5,813	$10,220	$15,618
23	Provision for credit losses(7)	1,240	2,537	5,702	6,953	8,791
24	Charge-offs — single-family, net	(163)	(451)	(856)	(815)	(972)
25	Charge-offs — multifamily, net	—	—	(5)	(3)	(2)
26	Transfers, net	(27)	(145)	(434)	(737)	(757)

27	Ending balance	$3,872	$5,813	$10,220	$15,618	$22,678

	Total Credit Losses:(8)

28	Total credit losses	$528	$810	$1,275	$1,154	$1,320
29	Annualized credit losses / average total mortgage portfolio(9)	11.6 bp	17.3 bp	26.8 bp	24.1 bp	27.7 bp

(1)	Based on the total mortgage portfolio, excluding Freddie Mac Structured Transactions, non-Freddie Mac mortgage-related securities and that portion of Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure while multifamily delinquencies are based on net carrying value of mortgages 90 days or more delinquent or in foreclosure. Delinquencies exclude mortgage loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms.
(3)	Based on loans held by us on our consolidated balance sheet as well as those underlying our PCs, Structured Securities and other mortgage guarantees. Foreclosure alternative information excludes Structured Transactions and that portion of Structured Securities that is backed by Ginnie Mae Certificates.
(4)	For more information on our foreclosure alternatives and loss mitigation activities see “Item 7. — CREDIT RISKS — Loss Mitigation Activities” in our Form 10-K filed March 11, 2009.
(5)	For more information on our non-performing assets see “Item 7. — CREDIT RISKS — Non-Performing Assets” in our Form 10-K filed March 11, 2009.
(6)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Line 8) and reserve for guarantee losses on Participation Certificates (consolidated balance sheets — Line 24).
(7)	Provision for credit losses includes our provision for losses incurred on our mortgage loans held for investment, which are a component of our mortgage-related investments portfolio, and our provision for guarantee losses incurred on mortgage loans underlying our issued PCs, Structured Securities and other mortgage-related financial guarantees.
(8)	Equal to REO operations income (expense) (Line 21) plus Charge-offs, net (Lines 24 and 25) plus amounts previously transferred to reduce the carrying value of loans purchased under financial guarantees. The previously transferred reserves totaled $40 million and $157 million for the first quarters of 2009 and 2008, respectively. Excludes other market-based credit losses recognized on our consolidated statements of operations, including losses on loans purchased, losses on certain credit guarantees, securities administrator loss on investment activity and other than temporary impairments on our mortgage-related investments portfolio.
(9)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
SINGLE-FAMILY NON-CREDIT-ENHANCED DELINQUENCY AND FORECLOSURE ACTIVITY BY REGION(1)
TABLE 7
(unaudited)

		1Q 2008		2Q 2008		3Q 2008		4Q 2008		1Q 2009
		Number of Loans		Number of Loans		Number of Loans		Number of Loans		Number of Loans
Line:		(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)

	Northeast(2)

1	Total number of loans	2,340		2,339		2,341		2,332		2,320

2	Delinquent three or more payments	4	0.19%	6	0.24%	8	0.35%	12	0.53%	16	0.69%
3	Foreclosures approved and in-process	6	0.26%	6	0.29%	8	0.34%	10	0.43%	14	0.60%

4	Total delinquent loans	10	0.45%	12	0.53%	16	0.69%	22	0.96%	30	1.29%

	Southeast(2)

5	Total number of loans	1,971		1,951		1,955		1,950		1,939

6	Delinquent three or more payments	6	0.30%	7	0.37%	10	0.50%	16	0.82%	20	1.03%
7	Foreclosures approved and in-process	9	0.46%	12	0.61%	16	0.81%	21	1.04%	28	1.46%

8	Total delinquent loans	15	0.76%	19	0.98%	26	1.31%	37	1.86%	48	2.49%

	North Central(2)

9	Total number of loans	2,313		2,323		2,305		2,289		2,270

10	Delinquent three or more payments	5	0.21%	6	0.24%	8	0.32%	11	0.49%	14	0.59%
11	Foreclosures approved and in-process	7	0.31%	8	0.35%	9	0.40%	11	0.49%	16	0.71%

12	Total delinquent loans	12	0.52%	14	0.59%	17	0.72%	22	0.98%	30	1.30%

	Southwest(2)

13	Total number of loans	1,393		1,362		1,364		1,361		1,351

14	Delinquent three or more payments	2	0.15%	2	0.19%	3	0.24%	5	0.40%	6	0.44%
15	Foreclosures approved and in-process	3	0.18%	3	0.19%	3	0.22%	4	0.28%	5	0.38%

16	Total delinquent loans	5	0.33%	5	0.38%	6	0.46%	9	0.68%	11	0.82%

	West(2)

17	Total number of loans	2,169		2,192		2,212		2,218		2,218

18	Delinquent three or more payments	5	0.23%	7	0.30%	11	0.50%	19	0.86%	26	1.16%
19	Foreclosures approved and in-process	8	0.36%	11	0.50%	13	0.58%	18	0.81%	29	1.34%

20	Total delinquent loans	13	0.59%	18	0.80%	24	1.08%	37	1.67%	55	2.50%

	Total

21	Total number of loans	10,186		10,168		10,177		10,150		10,098

22	Delinquent three or more payments	22	0.22%	28	0.27%	40	0.39%	64	0.64%	82	0.80%
23	Foreclosures approved and in-process	33	0.32%	40	0.40%	49	0.48%	64	0.62%	92	0.93%

24	Total delinquent loans	55	0.54%	68	0.67%	89	0.87%	128	1.26%	174	1.73%

25	90-day or more delinquency to REO, transition rate(4)		17.6%		22.8%		25.4%		25.5%		24.8%

(1)	Includes single-family non-credit-enhanced mortgage loans in our mortgage-related investments portfolio and those underlying our guaranteed PCs and Structured Securities issued, but excluding Structured Transactions and that portion of Structured Securities backed by Ginnie Mae Certificates.
(2)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).
(3)	Percentages are calculated based on loan counts.
(4)	Calculated based on all loans that have been reported as 90 days or more delinquent or in foreclosure in the preceding year, which have transitioned to REO. The rate excludes other dispositions that can result in a loss, such as short-sales and deed-in-lieu transactions.

FREDDIE MAC
REAL ESTATE OWNED (REO) ACTIVITY
TABLE 8
(unaudited)

Line:		1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009

	Property Units, by Region:(1)

	Northeast
1	Beginning Balance	1,474	2,119	2,429	2,793	2,753
2	Properties Acquired	1,267	1,310	1,485	1,063	1,123
3	Properties Disposed	(622)	(1,000)	(1,121)	(1,103)	(1,240)

4	Ending Property Inventory	2,119	2,429	2,793	2,753	2,636

	Southeast
5	Beginning Balance	2,686	3,259	3,924	4,851	5,172
6	Properties Acquired	1,983	2,614	3,231	2,897	3,555
7	Properties Disposed	(1,410)	(1,949)	(2,304)	(2,576)	(3,038)

8	Ending Property Inventory	3,259	3,924	4,851	5,172	5,689

	North Central
9	Beginning Balance	6,121	7,113	7,763	9,050	9,251
10	Properties Acquired	3,137	3,445	3,995	3,101	2,754
11	Properties Disposed	(2,145)	(2,795)	(2,708)	(2,900)	(3,478)

12	Ending Property Inventory	7,113	7,763	9,050	9,251	8,527

	Southwest
13	Beginning Balance	2,230	2,545	2,651	2,924	2,761
14	Properties Acquired	1,370	1,465	1,616	1,235	1,659
15	Properties Disposed	(1,055)	(1,359)	(1,343)	(1,398)	(1,545)

16	Ending Property Inventory	2,545	2,651	2,924	2,761	2,875

	West
17	Beginning Balance	1,883	3,383	5,262	8,474	9,409
18	Properties Acquired	2,182	3,576	5,556	4,003	4,898
19	Properties Disposed	(682)	(1,697)	(2,344)	(3,068)	(4,883)

20	Ending Property Inventory	3,383	5,262	8,474	9,409	9,424

	Total
21	Beginning Balance	14,394	18,419	22,029	28,092	29,346
22	Properties Acquired	9,939	12,410	15,883	12,299	13,989
23	Properties Disposed	(5,914)	(8,800)	(9,820)	(11,045)	(14,184)

24	Ending Property Inventory	18,419	22,029	28,092	29,346	29,151

	REO Balance, Net (dollars in millions)

	Single-family property, by region(1):
25	Northeast	$358	$381	$402	$374	$337
26	Southeast	330	373	451	460	459
27	North Central	619	636	715	720	634
28	Southwest	253	253	266	255	261
29	West	654	937	1,365	1,399	1,217

30	Total single-family property	2,214	2,580	3,199	3,208	2,908
31	Total multifamily property	—	—	24	47	40

32	Total REO Balance, Net	$2,214	$2,580	$3,223	$3,255	$2,948

(1)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).